UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 21, 2009

eHealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices) (Zip code)

(650) 584-2700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Mountain View Lease Amendment

On May 15, 2009, eHealthInsurance Services, Inc., a wholly-owned subsidiary of eHealth, Inc. (the “Company”), entered into a First Amendment to Lease Agreement (the “Lease Amendment”) with Brian Avery, Trustee of the 1983 Avery Investments Trust, to amend the Lease Agreement dated as of May 2004, as amended, relating to the Company’s corporate headquarters. The Lease Amendment extends the term of the Company’s lease of approximately 17,740 square feet of office space in Mountain View, California (the “Mountain View Premises”) such that the lease expires August 31, 2010. Under the terms of the Lease Amendment, the monthly base rent for the Mountain View Premises for the period from August 27, 2009 through August 31, 2010 is $31,045 per month.

The foregoing description of the terms of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Amendment, a copy of which is attached hereto as Exhibit 10.14.1.

Xiamen Lease Amendment

On May 19, 2009, eHealth China (Xiamen) Technology Co., Ltd., a wholly-owned indirect subsidiary of the Company (“eHealth China”), entered into Appendix 5 to Office Lease Contract (“Appendix 5”) with Xiamen Torch Hi-tech Industrial Development Zone Finance Services Center and Xiamen Software Industry Investment & Development Co., Ltd. to amend the Office Lease Contract entered into among the parties dated as of March 31, 2006, as amended. Appendix 5 extends the term of eHealth China’s lease of approximately 3,333 square meters of office space in Xiamen, China (the “Xiamen Premises”) such that the lease expires March 31, 2012. Under the terms of Appendix 5, the monthly base rent for the Xiamen Premises is the following:

Through March 31, 2010	RMB 95,327.18 (RMB 26.00 per square meter) per month

April 1, 2010 to March 31, 2011	RMB 102,660.04 (RMB 28.00 per square meter) per month

April 1, 2011 to March 31, 2012	RMB 109,992.90 (RMB 30.00 per square meter) per month

The foregoing description of the terms of Appendix 5 does not purport to be complete and is qualified in its entirety by reference to the full text of Appendix 5, a copy of which is attached hereto as Exhibit 10.16.4.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The discussion contained in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.14.1	First Amendment to Lease Agreement, effective as of May 15, 2009, between eHealthInsurance Services, Inc. and Brian Avery, Trustee of the 1983 Avery Investments Trust.

10.16.4	Appendix 5 to Office Lease Contract, dated May 19, 2009, among Xiamen Torch Hi-tech Industrial Development Zone Finance Services Center, Xiamen Software Industry Investment & Development Co., Ltd. and eHealth China (Xiamen) Technology Co., Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EHEALTH, INC.

By:	/s/ Stuart M. Huizinga
Stuart M. Huizinga Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: May 21, 2009

EXHIBIT INDEX

Exhibit Number	Description

10.14.1	First Amendment to Lease Agreement, effective as of May 15, 2009, between eHealthInsurance Services, Inc. and Brian Avery, Trustee of the 1983 Avery Investments Trust.

10.16.4	Appendix 5 to Office Lease Contract, dated May 19, 2009, among Xiamen Torch Hi-tech Industrial Development Zone Finance Services Center, Xiamen Software Industry Investment & Development Co., Ltd. and eHealth China (Xiamen) Technology Co., Ltd.